UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 12, 2011

____________________________

PACIFIC GOLD CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000- 32629	848 N. Rainbow Blvd. #2987 Las Vegas, Nevada 89107	98-0408708
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

888-257-4193

(Registrant’s telephone number, including area code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 – Entry into a Material Definitive Agreement

On May 12, 2011 the Company’s subsidiary, Pilot Mountain Resources Inc. (“Pilot Mountain”) agreed with Pilot Metals Inc., a subsidiary of Black Fire Minerals Limited of Australia, to extend by 100 days the diligence period in the previously signed and announced Option and Asset Sale Agreement of February 2011.

The additional diligence period is required in order for Pilot Mountain to conduct a quiet title action in Nevada to eliminate any potential third party claims against the Project W mining claims.

The Company filed an action against Platoro West Inc. (“Platoro”), Wolfranium Resource Corporation, William Sheriff and other parties in order to quiet title to certain unpatented mining claims located in Mineral County, Nevada, on April 15, 2011, in the County of Washoe, Case Number CV11-01181. On April 26, 2011, Platoro filed an action against Pilot Mountain, entitled Verified Complaint for Damages and to Quiet Title and Expunge Cloud Upon Title in the District Court, Mineral County, Case Number 9438. The Company believes that the action of Platoro in the District Court should be consolidated with the Company’s action to quiet title because the issues are basically the same.

The Company commenced its action to quiet title in various claims it acquired from Platoro on August 31, 2006, located in Mineral County because Platoro had asserted certain rights thereto, despite Platoro's having taken action to transfer by assignment the claims to the company in 2006. Platoro's action in the Mineral County District Court is an attempt to have the claims returned to it based on assertions that the Company breached its original purchase agreement to acquire the claims, despite the subsequent assignment, and that the Company did not deal fairly with Platoro under the terms of the purchase agreement.The Company believes that it fully performed the terms of the contract, and regardless, the subsequent assignment of the claims waived any breaches under the purchase agreement and transferred them to the company, and the company is fully entitled to continue to hold the claims.The Company plans to defend its rights to the claims to the fullest extent possible.

Item 8.01  Other Events.

Pacific Gold Corp., currently has 745,732,651 shares outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold Corp.
(Registrant)

Date: May 16, 2011	By:	/s/ Robert Landau
Robert Landau
Chief Executive Officer

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